SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS AND SUMMARY PROSPECTUS OF THE LISTED FUND

DWS Diversified Market Neutral Fund

The fund has been notified by one of its subadvisors, Pyramis Global Advisors, LLC, that, effective on or about July 1, 2014, Pyramis no longer intends to manage a global market neutral strategy and therefore will resign as a subadvisor on that date. The advisor intends to recommend a new subadvisor to succeed Pyramis. The recommendation is subject to Board approval.

Please Retain This Supplement for Future Reference

April 7, 2014 PROSTKR-368